                                                                   Exhibit 10.15

                    ELECTRIC SUBSTATION SITE OPTION AGREEMENT

         This Electric Substation Site Option Agreement ("Agreement") is made and entered into this 10th day of November, 1999, by and between TENASKA GEORGIA PARTNERS, L.P. a Delaware limited partnership, hereinafter referred to as "Buyer", and TENASKA, INC., a Delaware corporation, hereinafter referred to as "Seller".

         In consideration of the sum of Ten and No/100 ($10.00) Dollars paid by Buyer to Seller as a non-refundable option fee (the "Option Fee"), the receipt of which is hereby acknowledged by Seller, Seller hereby grants to Buyer the exclusive option (the "Option") to purchase one contiguous block of land up to eight (8) acres in size (the land, of up to eight [8] acres, Buyer elects to purchase pursuant to this Agreement being hereinafter referred to as the "Substation Site"), from that certain tract or parcel of land identified and described in EXHIBIT "A" attached hereto and made a part hereof (hereinafter referred to as "Tract A-2"), for use as an electric substation and switch yard related to the electric generating facility to be constructed by Buyer on that certain tract or parcel of land identified and described in EXHIBIT "B" attached hereto and made a part hereof (the "Power Plant Site"). The Buyer shall have the sole and absolute discretion to select the location and configuration of the Substation Site to be purchased by Buyer, provided, however, that the Substation Site selected by Buyer shall be contiguous to the Power Plant Site and shall not exceed eight (8) acres in size.

         Should Buyer exercise the Option, Buyer shall pay Seller a purchase price of Six Thousand Five Hundred and No/100 ($6,500.00) Dollars per acre (the "Purchase Price"), with the acreage determined by an ALTA/ACSM survey prepared for Buyer by a Georgia registered land surveyor, at Buyer's cost, and the survey and acreage approved by Seller as being in accordance with the terms of this Agreement, Seller's approval not to be unreasonably withheld, conditioned or delayed (said survey, after being so approved by Seller, being hereinafter referred to as the "Survey"). The closing of such purchase shall take place at any time on or before the expiration of the Option Period (as hereinafter defined). The Purchase Price shall be paid in cash at the closing of the purchase.

         The Option Fee shall secure the Option on the above Substation Site for a period commencing on the date first above written and expiring on December 31, 2001 (the "Option Period"). The above non-refundable Option Fee shall not be credited towards the Purchase Price.

         Buyer shall at all times during the Option Period, and prior to the closing of the purchase of the Substation Site, have full rights of access to Tract A-2 for purposes of Buyer, its agents, engineers and contractors entering upon Tract A-2 to conduct any inspections, studies, environmental audits, surveys, soils tests, borings, percolation tests or other tests, studies or examinations Buyer determines are needed in order for Buyer to evaluate Tract A-2 and the Substation Site, with all such work to be performed at Buyer's sole risk and expense. Buyer agrees to indemnify, defend and hold harmless Seller with respect to any and all claims, demands, liabilities, losses, liens, suits, actions, causes of action, costs, expenses (including reasonable attorneys' fees and fees of other experts) and damages, of any kind or nature, resulting in whole or in part from any activities of Buyer on Tract A-2, including, without limitation the acts or omissions of Buyer and Buyer's agents, employees, servants, contractors and subcontractors, except to the extent caused solely by the gross negligence of Seller (collectively the "Buyer's Inspection Indemnity Obligations"). Buyer shall restore the surface of any portion of Tract A-2 disturbed by any such activities and pay for any damage to timber and equipment caused by Buyer's activities on Tract A-2 during the Option Period. Buyer shall be responsible for the acts and omissions of all agents, employees, servants, contractors and subcontractors engaged by Buyer to conduct such inspection work. Buyer further agrees that during such inspections it will have in effect liability and property damage insurance coverage in form and amounts reasonably acceptable to Seller taking into account the scope of the work. Upon notice and request by Seller, Buyer shall deliver to Seller a certificate of insurance evidencing the coverages maintained by Buyer covering such inspection work.

         This Option may only be exercised by Buyer giving Seller written notice of exercise any time during the Option Period, which notice shall include the above-described Survey designating the location and configuration of the Substation Site in compliance with the terms of this Agreement. Following exercise of the Option, the exact date and time for closing shall be specified by Buyer to Seller by written notice given not less than thirty (30) days prior to the date specified for closing.

         If this Option is exercised (in accordance with its terms) the Seller shall sell and the Buyer shall purchase the Substation Site of up to eight (8) acres as identified and described in the Survey. Upon payment of the Purchase Price by Buyer, Seller will deliver to Buyer, or any person or entity said Buyer may designate, a limited warranty deed for the Substation Site and such documentation as shall be required so as to (i) enable Buyer or its designee to obtain an owners title insurance policy issued by a Georgia title insurance company, with the standard title exceptions (other than the survey exception) deleted, in an amount not less than the full Purchase Price of the Substation Site, showing title to said Substation Site to be vested in Buyer or its designee, at the standard premium rates, and (ii) close the purchase of the Substation Site in accordance with the terms hereof. Said conveyance shall be free and clear of all liens and encumbrances, with the exception of the permitted title exceptions identified and described on EXHIBIT "C" attached hereto and made a part hereof (collectively the "Permitted Title Exceptions").

         Upon purchase of the Substation Site, Seller shall pay the Georgia real estate transfer tax assessments in connection with the sale of the Substation Site, the costs to clear title and to convey good and marketable fee simple title, subject to the Permitted Title Exceptions, and the legal fees of Seller associated with the sale. Buyer shall pay all associated legal fees of its own, the full cost of the site survey, the cost of the title exam and title insurance premium for any title policy obtained by Buyer, the cost to record the limited warranty deed by which the Substation Site shall be transferred and any costs incurred by Buyer in connection with any inspections performed by or for the benefit of Buyer. Any and all real estate taxes and/or assessments shall be prorated as of the date of closing. The limited warranty deed executed and delivered at closing shall provide that Buyer, as Grantee, shall assume liability for subsequent ad valorem tax assessments for prior years due to any change in the land usage of the Substation Site made by Buyer, its successors or assigns. Seller and Buyer represent and warrant, each to the other, that they have not engaged or dealt with any real estate agent, broker or sales person in connection with this Agreement or the sale of the Substation Site.


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

         If the Buyer does not exercise this Option, neither party shall have any further rights or claims against the other, except that Buyer's Inspection Indemnity Obligations shall survive the expiration or any earlier termination of this Agreement.

         Seller agrees that during the option period Seller will not voluntarily encumber, lien, convey, assign or grant any rights in or on Tract A-2 without the prior written consent of Buyer and any holder of security interest in power generation facility being constructed by Buyer on the Power Plant Site (all of the foregoing being hereinafter collectively referred to as "Lenders"), such consent by Buyer and any Lenders not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing terms of this grammatical paragraph or any other term or provision of this Agreement to the contrary, Seller shall be permitted during the option period to encumber Tract A-2 with a Restricted Covenant in compliance with the terms of that certain permit number 980013970 issued to Buyer pursuant to Section 404 of the Clean Water Act ( 33 U.S.C.
1344), and/or Section 10 of the Rivers and Harbors Act of 1899 (33 U.S.C.403 )) by the Department of the Army, Corps of Engineers, Savannah District, without Seller having to obtain the prior written consent of Buyer or any Lenders, and upon the public recording of such Restricted Covenant it shall be deemed included in the Exhibit "C" Permitted Title Exceptions as if originally set forth on EXHIBIT "C".

         This Option constitutes the entire agreement between the parties. No representations, warranties or promises pertaining to this Option or any property affected by this Option have been made by, or shall be binding on, any of the parties hereto, except as expressly stated in this Option. This Option may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such change is sought. The interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Georgia. This Option shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties. All agreements, terms, conditions, representation and warranties, if any, in this Agreement not performed at or before the closing of the sale of the Substation Site shall not survive the closing and shall be merged into the limited warranty deed delivered at closing, except that Buyer's Inspection Indemnity Obligations shall survive the closing.

         No right or interest in this Agreement shall be assigned by Buyer without the written permission of Seller; provided, however, nothing contained in this Paragraph shall be construed to restrict Buyer in any manner from freely granting a security interest, transferring in trust, mortgaging, hypothecating, assigning or otherwise transferring Buyer's right, title and interest under this Agreement to any institutional or commercial lender, or other person, its successors or assigns, providing credit or loans to Buyer in connection with the financing, refinancing or operation of an electric generating plant (hereinafter referred to as a "Lender" or "Lenders") or construed to restrict any Lender from exercising its rights or pursuing its remedies available under any loan agreements, security agreements or other instruments or documents between itself and Buyer or otherwise available to such Lender at law or in equity; and that Buyer may assign this Agreement without the prior written permission of Seller to Buyer's Lender(s), and Seller will execute a consent to such assignment as may be reasonably requested by such Lender(s). Any attempt of assignment shall be void and ineffective for all purposes unless made


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

in conformity with this Paragraph. No such assignment of this Agreement or any rights hereunder shall release the Buyer or other assignor from any of its obligations hereunder.

         Any notice or demand required or permitted under this Option shall be sent by hand delivery, guaranteed overnight delivery (e.g. UPS Next Day Air) or by registered or certified mail return receipt requested, sent as follows:

To Seller:                 Tenaska, Inc.
                           1044 North 115th Street
                           Suite 400
                           Omaha, Nebraska 68154
                           Attn: Ronald R. Tanner

Plus copies to:            Tenaska, Inc.
                           1044 North 115th Street
                           Suite 400
                           Omaha, Nebraska 68154
                           Attn: Law and Contract Administration Departments

                           and

                           Steven K. Bender, Esquire
                           Long Aldridge & Norman LLP
                           Suite 3500
                           303 Peachtree Street
                           Atlanta, Georgia 30308

To Buyer:                  Tenaska Georgia Partners, L.P..
                           1044 North 115th Street
                           Suite 400
                           Omaha, Nebraska 68154
                           Attn: Ronald R. Tanner

Plus copies to:            Tenaska Georgia, Inc.
                           1044 North 115th Street
                           Suite 400
                           Omaha, Nebraska 68154
                           Attn: Law and Contract Administration Departments

                           and

                           Steven K. Bender, Esquire
                           Long Aldridge & Norman LLP
                           Suite 3500
                           303 Peachtree Street
                           Atlanta, Georgia 30308


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

All notice shall be effective upon hand delivery, deposit with an overnight courier or deposit in the U.S. Mail, in accordance herewith. Either party may change their address(es) for receipt of notices by giving at least ten (10) days prior written notice of said change to the other party in accordance herewith.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                             BUYER:

                             TENASKA GEORGIA PARTNERS, L.P., a
                             Delaware limited partnership

                             By:   Tenaska Georgia, Inc., a Delaware
                                   corporation, its General Partner

                                   By:/S/
                                      ---------------------------------------
                                   Print Name: Michael F. Lawler

                                   Title: Vice President of Finance & Treasurer

                                               [CORPORATE SEAL]



                       [SIGNATURES CONTINUED ON NEXT PAGE]



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






                                          SELLER:

                                          TENASKA, INC, a Delaware corporation

                                          By: /S/
                                              ---------------------------------
                                          Print Name: Jerry K. Crouse

                                          Title: Vice President

                                                   [CORPORATE SEAL]


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


                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

TRACT A-2

     ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND, SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE South 01 degrees 19 minutes 00 seconds West for a distance of
902.40 feet to a STEEL FENCE POST;

         THENCE South 01 degrees 36 minutes 50 seconds East for a distance of
321.00 feet to a 1" PIPE;

         THENCE South 00 degrees 28 minutes 16 seconds West for a distance of
802.62 feet to an 1" PIPE;

         THENCE South 00 degrees 43 minutes 57 seconds West for a distance of
291.17 feet to an POINT IN THE CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 60 degrees 42 minutes 09 seconds West for a distance of 97.17 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 21 degrees 03 minutes 44 seconds West for a distance of
136.80 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
223.86 feet to a POINT AT THE CENTERLINE OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE North 73 degrees 18 minutes 03 seconds West for a distance of
36.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;


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

         THENCE North 46 degrees 21 minutes 20 seconds West for a distance of
61.64 feet to a POINT ON THE WESTERLY LIMIT OF A GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH);

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 210.06 feet to a 2 INCH REBAR SET AT THE NORTHERLY LIMITS OF THE WETLANDS OF HILLY MILL CREEK;

         THENCE along said westerly limit of a Georgia Power Company Right of Way North 05 degrees 00 minutes 38 seconds West for a distance of 1963.86 feet to a 2 INCH REBAR SET;

         THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
252.91 feet to a 12 INCH WOOD POST;

         THENCE North 72 degrees 48 minutes 00 seconds East for a distance of
405.46 feet to the POINT OF BEGINNING.

     Said property contains 27.41 acres, more or less, and is that same tract or parcel of land shown as Tract A2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised _________________, 1999.

                                   EXHIBIT "B"

                                LEGAL DESCRIPTION

TRACT A-1

         ALL THAT TRACT OR PARCEL OF LAND SITUATE, LYING AND BEING IN LAND LOTS 236 & 237 OF THE THIRD LAND DISTRICT OF HEARD COUNTY GEORGIA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

         COMMENCING AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF JOE STEPHENS ROAD (80 FOOT WIDTH) WITH THE SOUTHERLY RIGHT OF WAY LINE OF GEORGE BROWN ROAD (PRESCRIPTIVE RIGHT OF WAY 40 FEET, MORE OR LESS, IN WIDTH), SAID POINT BEING THE POINT OF REFERENCE; THENCE ALONG THE SOUTHERLY MARGIN OF GEORGE BROWN ROAD SOUTH 74 DEGREES 00 MINUTES 18 SECONDS WEST FOR A DISTANCE OF 877.40 FEET TO A METAL FENCE POST FLUSH WITH THE GROUND;

         THENCE South 72 degrees 48 minutes 00 seconds West for a distance of
405.46 feet to a 12 INCH WOOD POST;

         THENCE North 88 degrees 37 minutes 10 seconds West for a distance of
252.91 feet to a INCH REBAR SET ON THE WESTERLY LINE OF A GEORGIA POWER COMPANY RIGHT OF WAY (150 FOOT WIDTH), SAID POINT BEING THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PARCEL OF LAND.

         THENCE along said westerly line of a Georgia Power Company Right of Way South 05 degrees 00 minutes 38 seconds East for a distance of 2173.92 feet to the CENTERLINE OF HILLY MILL CREEK;

         THENCE along the centerline of Hilly Mill Creek to the Northwest, more or less, North 46 degrees 21 minutes 20 seconds West for a distance of 66.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 78 degrees 13 minutes 26 seconds West for a distance of
274.76 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 56 minutes 11 seconds West for a distance of
188.31 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 26 degrees 05 minutes 05 seconds West for a distance of
142.40 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 74 degrees 59 minutes 42 seconds West for a distance of
170.99 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 53 degrees 11 minutes 27 seconds West for a distance of
280.96 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 65 degrees 46 minutes 02 seconds West for a distance of
101.90 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE South 56 degrees 23 minutes 59 seconds West for a distance of
162.95 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 80 degrees 36 minutes 29 seconds West for a distance of
406.05 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 29 degrees 13 minutes 39 seconds West for a distance of
496.12 feet to a POINT OF INTERSECTION OF HILLY MILL CREEK AND AN UNNAMED CREEK;

         THENCE along the centerline of the unnamed creek to the Northeast, more or less, North 68 degrees 03 minutes 13 seconds East for a distance of 336.28 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 65 degrees 29 minutes 52 seconds East for a distance of
296.07 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 54 degrees 43 minutes 02 seconds East for a distance of
67.68 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 17 degrees 17 minutes 28 seconds East for a distance of
228.26 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 23 degrees 21 minutes 46 seconds East for a distance of
241.49 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 07 degrees 17 minutes 08 seconds East for a distance of
71.42 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 79 degrees 26 minutes 44 seconds East for a distance of
307.88 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 48 degrees 14 minutes 55 seconds East for a distance of
157.63 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 27 degrees 04 minutes 19 seconds East for a distance of
111.97 feet to a POINT IN THE CENTERLINE OF THE CREEK;

         THENCE North 55 degrees 09 minutes 32 seconds East for a distance of
128.35 feet to a POINT IN THE CENTERLINE OF THE CREEK;


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

         THENCE North 08 degrees 06 minutes 45 seconds East for a distance of
34.61 feet to an IRON PIN SET IN THE CENTERLINE OF THE CREEK;

         THENCE South 88 degrees 37 minutes 10 seconds East for a distance of
212.86 feet to on the Westerly line of a GEORGIA POWER COMPANY TRANSMISSION LINE RIGHT OF WAY (150 FOOT WIDTH); Said point being the POINT OF BEGINNING.

     Said property contains 46.13, more or less, and is that same tract or parcel of land shown as Tract A2 on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised ________________, 1999.


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


                                   EXHIBIT "C"

                           PERMITTED TITLE EXCEPTIONS

1. Liens for real estate ad valorem taxes, real estate assessments and other governmental charges against real estate which are not yet due and payable.

2.       Any applicable zoning ordinances and governmental rules and regulations

3. All rights of the federal or state government with respect to any waterway which is adjacent to or which crosses the Substation Site or any portion or portions thereof.

4. Right of Way Deed Plant Wansley-Fortson Transmission Line from Georgia Kraft Company dated August 7, 1974, filed for record September 14, 1974, recorded in Deed Book 75, Page 438, Heard County, Georgia records (as shown on survey by Donaldson, Garrett & Associates, referenced below).

5. All matters not of record which would be disclosed by an accurate survey or inspection of the Substation Site.

6. All matter shown or disclosed on that certain ALTA/ACSM Title Survey, entitled Heard County Power Generation Site for Tenaska, Inc., Tenaska Georgia, Inc., Tenaska Georgia I, LP, Tenaska Georgia Partners, LP, Fidelity National Title Insurance Company of New York, Stewart Title Guaranty Company, Heard County Development Authority & The Chase Manhattan Bank as Trustee and Collateral Agent, prepared by Donaldson, Garrett & Associate, Inc., bearing the seal and certification of James
         W. Newberry, Jr. Registered Land Surveyor No. 2558, dated March 19, 1999, last revised ______________, 1999.

7. Right of First Refusal Agreement by and between Tenaska, Inc., a Delaware corporation, and Inland Paperboard and Packaging, Inc., a Delaware corporation, dated October 8, 1999, and that certain Memorandum of Right of First Refusal Agreement by and between Tenaska, Inc., a Delaware corporation, and Inland Paperboard and Packaging, Inc., a Delaware corporation, dated October 8, 1999, filed for record October 11, 1999 at 3:15 p.m., recorded in Deed Book 201, Page 131, Heard County, Georgia records.

8. Terms and provision contained in that certain Easement Agreement by and between Violet E. Davis and Tenaska, Inc., a Delaware corporation, dated May 7, 1998, filed for record May 7, 1998 at 1:54 p.m., recorded in Deed Book 184, Page 578, aforesaid Records.

9. Restricted Covenant from Tenaska Inc., a Delaware corporation, dated November ___, 1999, filed for record November ___, 1999 at ___:___ __.m., recorded in Deed Book _______, Page _______, aforesaid Records.

10. That certain Access and Utility Easement Agreement from Tenaska, Inc., a Delaware corporation to Tenaska Georgia Partners, L.P., a Delaware limited partnership, dated November ___, 1999, filed for record November ___, 1999 at ___:___ __.m., recorded in Deed Book _______, Page _______, aforesaid Records.



REElectricSubstationSiteOptionAgreement


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